                                                                    EXHIBIT 99.2

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by                   Linda Lauderdale

---------------------------------------------------------------------------------------------------------------------------------

A.  MONTHLY RECEIVABLES ACTIVITY

                                                                                   HOME FASHIONS      ALAMAC             TOTAL
                                                                                   -------------      ------             -----
1.       BEGINNING MONTHLY RECEIVABLES BALANCE                                                                     215,802,981.84

2.       Plus:  Invoices                                                           123,274,935.77           0.00   123,274,935.77

3.       Less:  Cash Collections                                                                                  (122,601,392.86)

4a.      Less:  Cash Discounts                                                        (232,190.33)          0.00      (232,190.33)
4b.      Less:  Returns & Allowances                                                (2,936,078.25)          0.00    (2,936,078.25)
4c.      Less:  Other Credits                                                         (508,898.88)    149,358.23      (359,540.65)
                -----------------------------                                      --------------     ----------  ---------------
4d.             Total Dilution                                                      (3,677,167.46)    149,358.23    (3,527,809.23)

5.       Less:  Advertising Credits                                                 (2,896,471.84)          0.00    (2,896,471.84)

6.       Less:  Net Write-Offs                                                        (467,318.77)          0.00      (467,318.77)

7.       Less:  Miscellaneous                                                                                          306,672.19
                                                                                                                  ---------------

8.       ENDING MONTHLY RECEIVABLES BALANCE                                                                        209,891,597.10
                                                                                                                  ===============

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

B.  TURNOVER DAYS

1.       Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )
                                                                                   HOME FASHIONS      ALAMAC
                                                                                   -------------      ------
  (a).   Aggregate Receivables Balance as of beginning of immediately preceding    215,274,032.18      528,949.66
           Calculation Period
  (b).   Aggregate Receivables Balance as of most recent Cut-Off Date              209,567,868.85      323,728.25
  (c).   Aggregate Receivables generated during preceding Calculation Period       123,274,935.77            0.00
           (see A.2)
                                                                                 ----------------     -----------
2.       TURNOVER DAYS (TD)                                                                 51.70             N/A
                                                                                 ----------------     -----------

                                                                                                      -----------
3.       COMBINED TURNOVER DAYS                                                                             51.70
                                                                                                      -----------

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

C.  INVESTOR CERTIFICATES AND PURCHASED INTERESTS

1.       INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):        3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
                                                                               ISSUANCE (SERIES 1994-1 CERTIFICATES) :
         Investor Revolving Certificates                   0.00
         Class A Fixed Principal Certificates    115,000,000.00                Class A Fixed Principal Certificates   115,000,000.00
         Class B Fixed Principal Certificates     18,000,000.00                Class B Fixed Principal Certificates    18,000,000.00
         Purchased Interests                               0.00
         -------------------                   ----------------                                                       --------------
         Investor Invested Amount                133,000,000.00                Investor Invested Amount               133,000,000.00
                                               ================                                                       ==============

2.       INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):                  4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
                                                                               (AS OF MOST RECENT CUT-OFF DATE):
         Investor Revolv. Cert.                            0.00%
         Class A Fixed Principal Certificates              6.02%               Principle Funding Account Balance                0.00
                                                                                                                      ==============
         Class B Fixed Principal Certificates              6.32%
         Purchased Interests                               0.00%           5.  WPS REVOLVING CERTIFICATE AMOUNT
         -------------------                   ----------------
         Weighted Avg. Interest Rate                       6.06%               (AS OF MOST RECENT CUT-OFF DATE):
                                               ================

                                                                               WPS Revolving Certificate Amount                 0.00
                                                                                                                      ==============

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


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by                   Linda Lauderdale
                                                                          page 2
================================================================================
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
------------------------------------------------------------------------------------------------------------------

D.  LOSS RESERVE RATIOS

I.  CLASS B

         LOSS RESERVE RATIO    =   2.0 x a x ( b / c ) x d
         where:
         (a) highest 3-mon. average over the past 12 months of the "Aged
             Receivables Ratio" ending on most recent Cut-Off Date (see Schedule A)                         0.42%
         (b) sum of total Receivables generated over past 4 months (see Schedule A)               506,853,892.48
         (c) Balance of Eligible Receivables at most recent Cut-Off Date
             (see Daily Report for most recent Cut-Off Date)                                      172,558,006.03
         (d) "Payment Term Variable" (see below)                                                           1.000

             Payment Term Variable, calculated with respect to each division, shall equal (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are 50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days. (also see Definitions.)

                                                                                                -----------------
1.       LOSS RESERVE RATIO   (CLASS B ONLY)                                                                 2.47%
                                                                                                -----------------



II.  CLASS A

         LOSS RESERVE RATIO   =   2.5 x a x ( b / c ) x d
         where: (a), (b), (c) and (d) are defined and provided above.

                                                                                                -----------------
2.       LOSS RESERVE RATIO   (CLASS A ONLY)                                                                 3.08%
                                                                                                -----------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
E.  DILUTION RESERVE RATIOS

I.  CLASS B

         DILUTION RESERVE RATIO =      [ ( 2.0 x a ) + ( ( b - a ) x ( b / a ) ) ] x ( c / d )

         (a) average of "Dilution Ratios" over the past 12 months (see Schedule B)                         2.64%
         (b) highest 2-month "Dilution Ratio" over the past 12 months (see Schedule B)                     3.24%
         (c) total sales over the past 2 months (see Schedule B)                                  241,562,289.01
         (d) Balance of Eligible Receivables at most recent Cut-Off Date (see D.1(c))             172,558,006.03


                                                                                                ----------------
1.       DILUTION RESERVE RATIO  (CLASS B ONLY)                                                             8.43%
                                                                                                ----------------


II.  CLASS A

         DILUTION RESERVE RATIO =      [ ( 2.5 x a ) + ( ( b - a ) x ( b / a ) ) ] x ( c / d )
         where: (a), (b), (c) and (d) are defined and provided above.


                                                                                                ----------------
2.       DILUTION RESERVE RATIO  (CLASS A ONLY)                                                           10.27%
                                                                                                ----------------

----------------------------------------------------------------------------------------------------------------


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by               Linda Lauderdale
                                                                          page 3
================================================================================

----------------------------------------------------------------------------------------------------------------
F. APPLICABLE RESERVE RATIO


1.  Minimum Required Reserve Ratio                                                                   14.00%  (1)
2.  Sum of Required Reserve Ratios (for Class B):
           Loss Reserve Ratio (see D.1)                                                               2.47%
           Dilution Reserve Ratio (see E.1)                                                           8.43%
                                                                                                     -----
                                                                                                     10.90%  (2)

3.  10% plus the product of (i) and (ii) where:                                                      10.00%
    (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                                2.64%
    multiplied by:
    (ii)     Invoices generated over latest 2 months                  =       241,562,289.01  =
           ---------------------------------------------                     ----------------
                  Unpaid Balance of Receivables                               209,891,597.10          1.15
                                                                                                     13.03%  (3)


4.  APPLICABLE RESERVE RATIO   *                                                                     14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum
   Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and
   (3) the factor calculated in F.3.

----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
G.  DISCOUNT RATE RESERVE
       ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
            INFORMATION IS USED IN THAT CALCULATION. ***

1.       Carrying Costs estimated to accrue over the next  Calculation Period                 1,153,000.00
         (excluding interest on the WPS Finco Note)
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
H.  GENERAL INFORMATION

1.    Servicer's Fee for the most recent Calculation Period                                     356,092.33
                                                                                          ================



2.    Trustee's Fee for the most recent Calculation Period                                        1,416.67
                                                                                          ================



3.    Accumulated amount paid to the Sellers for reinvestment in new
      Receivables during the revolving period for Series 1994-1 Certificates
      (inception to liquidation)                                                          6,753,077,366.66
                                                                                          ================


----------------------------------------------------------------------------------------------------------------




WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by                   Linda Lauderdale
                                                                          page 4
================================================================================

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
-----------------------------------------------------------------------------------------------------------------------------------
I.  LOSS TO LIQUIDATION RATIO

1.    Receivables (net of recoveries) that were written off as uncollectible (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
      ---------------------------------------------------------------------------------------

                                                            HOME FASHIONS         ALAMAC          TOTAL
                                                            -------------         ------          -----
             Preceding Calculation Period (see A.6)            467,318.77           0.00          467,318.77
             2nd Preceding Calculation Period                   29,247.01       4,772.37           34,019.38
             3rd Preceding Calculation Period                      605.40     (27,909.58)         (27,304.18)

2.    Total Cash Collections
      ----------------------
             Preceding Calculation Period (see A.3)        122,246,061.54     355,331.32      122,601,392.86
             2nd Preceding Calculation Period              107,784,441.82     125,180.93      107,909,622.75
             3rd Preceding Calculation Period              141,950,618.14      34,776.98      141,985,395.12


4.    Loss to Liquidation Ratio =  [3 months total of (1)] / [3 months total of (2)]

                                                          ----------------   ------------     ---------------
      LOSS TO LIQUIDATION RATIO  =                                   0.13%         -4.49%               0.13%
                                                          ----------------   ------------     ---------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
J.  LIQUIDATION EVENTS and PAYOUT EVENTS
                                                                                                Number of
1.       Portfolio-Based Liquidation Events (see 9.01 of PSA):                                Business Days     Triggered?
                                                                                              -------------     ----------

   A.    The calculated amount of (i) the difference of (a) sum of the Certificate                5.00             NO
         Calculation Amount plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.       Portfolio-Based Payout Events (see Series Supplements):                                  Trigger Percentage
                                                                                                  ------------------
   A.    (Class A Reserves - funds in Special Reserve Acct)  > Trigger Percentage        40%, if WestPoint Receivables make up
         ----------------------------------------------------                             90% or more of Net Elig. Receivables
                      Net Eligible Receivables                                          35%, on any other day
                                                                                                                          NO
   B.    For the last Business Day of any three consecutive Calculation Periods:

                     (Amt of funds in Equalization Acct and Set Aside Acct)      >          35%       -----               NO
         --------------------------------------------------------------------------
         Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)




3.       Other Liquidation Events:

                                 ------------
                Triggered ?          NO
                                 ------------

                If yes, explain below.



4.       Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

                                 ------------
                Triggered ?          NO
                                 ------------

                If yes, explain below.

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

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by                   Linda Lauderdale
                                                                          page 5
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
K.  DISCOUNT RATE

1.       Discount Rate  =     12    x    a    /    b

(a)      Carrying Costs accrued during the most recent Calculation Period             1,183,000.00
         (including WPS Finco Note interest)
(b)      Aggregate Unpaid Balance of all Receivables as of the most recent          209,891,597.10
         Cut-off Date  (see A.8)

                                                                                  ----------------
2.       DISCOUNT RATE                                                                        6.76%
                                                                                  ----------------

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
L.  PURCHASE PRICE PERCENTAGE                 (See Section 2.2 of RPA)
                                                                                    HOME FASHIONS          ALAMAC
                                                                                    -------------          ------

1.       Turnover Days (TD)   (see B.2)                                                     51.70             N/A

2.       Profit Discount                                                                     0.20%            N/A

3.       Purchase Discount Reserve Ratio  (PDRR)

         PDRR = ( TD / 360 x Discount Rate ) + Profit Discount =                             1.17%            N/A

4.       Loss to Liquidation Ratio  (LLR)     (see I.4)                                      0.13%            N/A

5.       Purchase Price Percentage  (PPP)

          PPP = 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                 98.70%            N/A

                                                                               ---------------- ------------------
6.       PURCHASE PRICE PERCENTAGE                                                          98.70%            N/A
                                                                               ---------------- ------------------

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.       Total amount distributed in the preceding Calculation Period                 $ AMOUNT     INTEREST RATE
                                                                                    -------------  -------------

                (A)   Class A Certificateholders                                       532,865.28      N/A
                (B)   Class B Certificateholders                                        87,605.00      N/A
                (C)   Investor Revolving Certificateholders (non-use fees not incl)          0.00      N/A

2.       Total amount allocable to Interest and Interest Rate

                (A)   Class A Certificateholders                                       532,865.28        5.9575%
                (B)   Class B Certificateholders                                        87,605.00        6.2575%
                (C)   Investor Revolving Certificateholders (non-use fees not incl)          0.00

3.       Total amount allocable to Principle

                (A)   Class A Certificateholders                                             0.00      N/A
                (B)   Class B Certificateholders                                             0.00      N/A
                (C)   Investor Revolving Certificateholders                                  0.00      N/A


-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by                   Linda Lauderdale
                                                                          page 6
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                           Dollar Amount   % Ending Rec Bal
                                                                          ---------------- ----------------

1.       Delinquent  1 -  30 days                                           9,240,179.03               4.40%
         Delinquent 31 -  60 days                                           2,370,297.35               1.13%
         Delinquent 61 -  90 days                                             490,826.67               0.23%
         Delinquent 91 - 120 days                                             616,732.24               0.29%
         Delinquent over  120 days                                          1,515,494.17               0.72%
                                                                           -------------   -----------------

         Total Delinquent Balance                                          14,233,529.46               6.78%

2.       Ending Monthly Receivables Balance (see A.8)      209,891,597.10

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
AGED RECEIVABLES RATIO                                                                                                   Schedule A


                                    91 to
                                  120 days
                                  past due                        Sales
                                  --------                        -----

Preceding Cut-Off Date           616,732.24                  123,274,935.77
2nd Prec. Cut-Off Date           757,743.37                  118,287,353.24
3rd Prec. Cut-Off Date           396,623.45                  138,846,904.78
4th Prec. Cut-Off Date           684,190.31                  126,444,698.69
5th Prec. Cut-Off Date           540,931.25                  133,178,386.31


Aged Receivables Ratio    =   Rec. 91 to 120 days past due as of Prec Calc  Pd
                              plus write-offs per Aged Receiv. Ratio definition*   =             616,732.24
                              -----------------------------------------------                --------------
                                         Sales in month 4 mos. prior                         133,178,386.31


                              ------------
                          =           0.46%
                              ------------

*  see "Definitions" for further explanation

Aged Receivables Ratio:
-----------------------
Preceding Calculation Period (from above)                                                              0.46%
2nd Preceding Calculation Period (from preceding Settlement Statement)                                 0.47%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                             0.26%

Preceding month's 3-month average of Aged Receivables Ratio                                            0.40%
 2nd preceding month's  3-month average of Aged Receivables Ratio                                      0.40%
 3rd                           "                                                                       0.35%
 4th                           "                                                                       0.32%
 5th                           "                                                                       0.25%
 6th                           "                                                                       0.24%
 7th                           "                                                                       0.23%
 8th                           "                                                                       0.22%
 9th                           "                                                                       0.22%
 10th                          "                                                                       0.37%
 11th                          "                                                                       0.42%
 12th                          "                                                                       0.38%


                                                                                                ------------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                            0.42%
                                                                                                ------------

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


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by                   Linda Lauderdale
                                                                          page 7
================================================================================
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
-----------------------------------------------------------------------------------------------------------------------------------

DILUTION RATIO                                                                                                           Schedule B


         Dilution Ratio   =      Total Dilution in Calculation Period
                          ---------------------------------------------------
                             Sales in month two Calculation Periods prior                     2-MON. AVG
                                                                                               OF THE
                                  DILUTION                SALES          DILUTION RATIO   DILUTION RATIO
                                  --------                -----          --------------   --------------

Preceding Cut-Off Date        3,527,809.23       123,274,935.77                    2.54%            3.15%
2nd Prec. Cut-Off Date        4,822,371.45       118,287,353.24                    3.81%            3.24%
3rd Prec. Cut-Off Date        3,600,526.87       138,846,904.78                    2.70%            2.55%
4th Prec. Cut-Off Date        3,896,691.59       126,444,698.69                    2.43%            2.10%
5th Prec. Cut-Off Date        2,654,391.99       133,178,386.31                    1.76%            2.41%
6th Prec. Cut-Off Date        4,593,206.29       160,258,207.12                    3.06%            2.33%
7th Prec. Cut-Off Date        2,898,180.37       150,967,875.54                    1.70%            1.92%
8th Prec. Cut-Off Date        3,267,532.30       150,145,930.54                    2.18%            2.72%
9th Prec. Cut-Off Date        4,206,910.71       170,918,590.57                    3.36%            2.70%
10th Prec. Cut-Off Date       3,555,794.19       149,862,468.90                    2.20%            2.46%
11th Prec. Cut-Off Date       3,751,396.74       125,339,056.79                    2.79%            2.94%
12th Prec. Cut-Off Date       4,023,258.04       161,859,337.64                    3.11%            3.06%
13th Prec. Cut-Off Date       4,318,603.59       134,657,634.52
14th Prec. Cut-Off Date       3,435,369.48       129,472,584.88
15th Prec. Cut-Off Date       3,105,369.96       143,210,309.77
16th Prec. Cut-Off Date       3,366,316.15       123,839,319.24

                                                                        ----------------
AVERAGE OVER PAST 12 MONTHS                                                        2.64%
                                                                        ----------------

                                                                                              -----------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                         3.24%
                                                                                              -----------



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

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by                   Linda Lauderdale
                                                                          page 8
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE SUBORDINATION AMOUNT     (calculate during Liquidation Period)                                                 Schedule C

A.  On Liquidation Commencement Date

1.       Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day              0.00
2.       Less:  Certificate Calculation Amount as of next preceding Business Day                                0.00
3.       Less:  PI Calculation Amount as of next preceding Business Day                                         0.00
4.       Plus:  Balance of deposit in Equalization Account at end of next preceding Business Day                0.00
5.       Less:  Discount Rate Reserve as of next preceding Business Day                                         0.00
                                                                                                  ------------------
6.       AVAILABLE SUBORDINATION AMOUNT                                                                         0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.       Available Subordination Amount as calculated on next preceding Settlement Date                         0.00
2.       Less:  Charge-off Amount (if positive) for most recently ended Calculation Period                      0.00
3.       Plus:  Net Recoveries (if positive) for most recently ended Calculation Period                         0.00
                                                                                                  ------------------
4.       AVAILABLE SUBORDINATION AMOUNT                                                                         0.00


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ALLOCABLE CHARGED-OFF AMOUNT    (calculate during Liquidation Period)                                                    Schedule D


A.       If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B.       On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
         Allocable Charged-off Amount equals (1) minus (2), if positive:

         1.   Charged-off Amount for most recently ended Calculation Period                                     0.00
         2.   Available Subordination Amount as of next preceding Settlement Date                               0.00
                                                                                                  ------------------
                          Allocable Charged-off Amount                                                          0.00

C.       On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
         Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable
Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
         1.   WPSF Allocation Percentage                0.00
         2.   Allocable Charged-off Amount              0.00
                                             ----------------
         3.   WPSF allocation (1) x (2)                       -------  >>                                                     0.00

Second, to the Investor Certificates and Purchased Interests:

         (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their                         0.00
         respective Class Allocation Percentages, until their respective Class Invested Amounts and
         PI Invested Amounts have been reduced to 0

         (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective                         0.00
         Class Allocation Percentage until their respective Class Invested Amounts have been reduced to 0.
                                                                                                                    --------------
                                                                                                                              0.00

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

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by                   Linda Lauderdale
                                                                          page 9
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
NET RECOVERIES  (calculate during Liquidation Period)                                                                    Schedule E


A.       If Available Subordination Amount is greater than zero, the allocable
         Net Recoveries equals 0.

B. Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding
         Purchased Interests and the WPSF Revolving Certificate as follows:

First, to WPSF Revolving Certificate:
         1. WPSF Allocation Percentage                0.00
         2. Total Net Recoveries                      0.00
                                          ----------------
         3. WPSF allocation (1) x (2)                       -------  >>                                                     0.00

Second, to the Investor Certificates and Purchased Interests:

         (i) to the Senior Classes and Senior Purchased Interests, in accordance                                            0.00
         to their respective Class Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested
         Amounts on account of Allocable Charged-Off Amounts have been reinstated

         (ii) to the Subordinated Classes and Subordinated Purchased Interests,                                             0.00
         in accordance to their respective Class Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and
         PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated
                                                                                                                    ------------
                                                                                                                            0.00

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

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                        15-Apr-98                           22-Apr-98
Preceding Report Date              12-Mar-98                            05:11 PM
Prepared by                   Linda Lauderdale


                      INFORMATION FOR SETTLEMENT STATEMENT

                                   APRIL 1998


      G(1)ESTIMATED CARRYING COSTS TO ACCRUE:                 3/29-5/02
                                                            -------------

   INTEREST: /360  # DAYS        INT RATE    CERT. AMOUNT                      CALC. INTEREST
                                                                               --------------

             360     23           6.0200%   115,000,000.00       3/29-4/20        442,302.78
             360     23           6.3200%    18,000,000.00       3/29-4/20         72,680.00
             360     12           6.0200%   115,000,000.00       4/21-5/02        230,766.67
             360     12           6.3200%    18,000,000.00       4/21-5/02         37,920.00
             360                                                                        0.00
             360                                                                        0.00
             360                                                                        0.00
             360                                                                        0.00
                                                                                ------------
                                                                                  783,669.44

   NON-USE: /360    # DAYS  INT RATE     UNUSED AMT.                              CALC. FEE
                                                                                -------------

             360     35           0.3000%    27,000,000.00    3/29-5/02             7,875.00
             360                                              ---------                 0.00
             360                                                                        0.00
             360                                                                        0.00
             360                                                                        0.00
             360                                                                        0.00
             360                                                                        0.00
             360                                                                        0.00
                                                                                ------------
                                                                                    7,875.00


   CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
          DIVIDED BY 12)
                                         ENDING A/R                              CALC. FEE
                                       ----------------                      ---------------

             2.00% 12                 216,636,604.47  (3/2/98)                    361,061.01



   TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE
                                                                            ----------------
          (ROUNDED TO 000)             PLUS SERVICE FEE)                        1,153,000.00
                                                                            ----------------

                      INFORMATION FOR SETTLEMENT STATEMENT

                                   APRIL 1998

I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                              H. FASHIONS               ALAMAC              TOTAL
                           ----------------   -------------------  -------------------

BEGINNING A/R                 215,274,032.18           528,949.66       215,802,981.84
SALES                         123,274,935.77                 0.00       123,274,935.77
                           --------------------------------------
COLLECTIONS**                (122,246,061.54)         (355,331.32)     (122,601,392.86)
                           --------------------------------------
DILUTION                       (3,677,167.46)          149,358.23        (3,527,809.23)
ADVERTISING                    (2,896,471.84)                0.00        (2,896,471.84)
WRITE-OFFS                       (467,318.77)                0.00          (467,318.77)
MISC.*                            305,920.51               751.68           306,672.19
-----------------          -----------------  -------------------  -------------------
ENDING A/R                    209,567,868.85           323,728.25       209,891,597.10

                           OK                 OK                   OK

*   SPLIT BETWEEN  H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE


K(1)(A).  CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
          (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

                 INTEREST                                                   620,470.28
                 NON-USE FEE                                                  6,300.00
                 SERVICE FEE                                                356,092.33
                 FINCO NOTE INTEREST                                        200,299.62
                 -------------------                               -------------------

                                                                   -------------------
                 TOTAL (ROUNDED TO 000)                                   1,183,000.00
                                                                   -------------------

                                                                                                --------------
                                                 A/R BALANCE BY TERMS TYPE                         @ 3/30/98
                                                                                                --------------

                                                                              A/R AMOUNT
                                                 -------------------------------------------------------------
                    DIVISION                         30 DAYS         60 DAYS         OTHER           TOTAL
                 ----------------                -------------------------------------------------------------

                 ALAMAC                                   0.00      102,398.42     221,329.83       323,728.25

                 % TO TOTAL                               0.00%          31.63%         68.37%


                 HOME FASHIONS                  168,062,499.35   34,675,281.06   6,830,088.44   209,567,868.85

                 % TO TOTAL                              80.19%          16.55%          3.26%


                 TOTAL                          168,062,499.35   34,777,679.48   7,051,418.27   209,891,597.10

                 % TO TOTAL                              80.07%          16.57%          3.36%


                                 WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

                 30 DAYS         % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                              25.03
                 60 DAYS         % TO TOTAL FOR 60 DAYS TIMES 60                                          9.94
                                                                                                --------------

                 TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                    34.97
                                                                                                ==============


                                            --------------------------------
                                                 PAYMENT TERM VARIABLE
                                            --------------------------------

                                                                                                ---------------
                 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                                1.00
                 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
                 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
                 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
                 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375
                                                                                                ---------------






                 ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE



                                                                                 OVERDUE POSITION
                     TOTAL         --------------------------------------------------------------------------------------------
    DIVISION      RECEIVABLE          TOTAL         TO 30 DAYS     31 - 60 DAYS    61 - 90 DAYS   91 - 120 DAYS   OVER 120 DAYS
                                   --------------------------------------------------------------------------------------------

HOME FASH.       207,548,397.54   13,908,411.33    9,136,078.49    2,322,020.51     457,938.63      601,229.27    1,391,144.43
ALAMAC               323,728.25       94,232.02            0.00            0.00           0.00            0.00       94,232.02
CORPORATE          2,019,471.31      230,886.11      104,100.54       48,276.84      32,888.04       15,502.97       30,117.72
                --------------------------------------------------------------------------------------------------------------


                --------------------------------------------------------------------------------------------------------------
TOTAL            209,891,597.10   14,233,529.46    9,240,179.03    2,370,297.35     490,826.67      616,732.24    1,515,494.17
                --------------------------------------------------------------------------------------------------------------




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